UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2013

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.01	Changes in Control of Registrant	3

Item 5.01.	Changes in Control of Registrant.

Background.

The Edward W. Scripps Trust (the “Trust”), the controlling shareholder of the Company, ended on October 18, 2012 upon the death of Robert P. Scripps, a grandson of the founder. He was the last of Edward W. Scripps’ grandchildren upon whom the duration of the Trust was based.

All of the assets of the Trust, including Class A Common Shares and Common Voting Shares of the Company (together, the “Common Shares”), will be distributed to certain descendants of Edward W. Scripps pursuant to the terms of the Trust for no consideration as soon as administratively practicable and under an applicable court order. Until such distribution, the Trust will continue to be the record holder of the Common Shares.

Certain Trust beneficiaries, and certain members of the John P. Scripps family and trusts for their benefit, are signatories ("Signatories") to the Scripps Family Agreement that governs the transfer and voting of Common Voting Shares. Upon distribution from the Trust, shares held under the agreement will represent approximately 93.3% percent of the Common Voting Shares. The Trust has advised the Company that they expect the Common Shares to be distributed to the Trust beneficiaries in the next few months.

The Scripps Family Agreement sets forth a process for the family to vote its shares on Company matters, including the election of directors. Three of Edward W. Scripps’ great-grandchildren, Nackey E. Scagliotti, Mary M. Peirce and Paul K. Scripps, and one of Edward W. Scripps’ great-great grandchildren, Anne M. La Dow, currently serve as directors of the Company.

In 2011, the Trustees of the Trust filed a Petition for Instructions and Declaratory Relief with an Ohio Probate Court (the “Probate Court”) that sought (i) to prepare for the administration of the Trust following its termination, (ii) to determine the identities of named beneficiaries and the identities of others who may be entitled to distributions from the Trust, (iii) to authorize, subject to clause (iv) below, the Trustees to continue the investment and management of the Trust’s assets during the period between Trust termination and distribution of assets (“winding-up period”), (iv) to authorize the Trustees to vote the Common Voting Shares of the Company during the winding-up period in accordance with the procedures set forth in the Scripps Family Agreement and (v) to confirm the Trustees’ views on a number of other issues. The Petition was filed under seal in accordance with Ohio court rules, and the parties to the action are bound by a protective order issued by the Court that limits disclosure with respect to the proceedings.

Change in Control.

On January 22, 2013, under the provisions of its prior order sealing the proceedings, the Probate Court issued an order with respect to the petition (the “Order”). With the Court’s authorization, the Trustees have advised the Company that the Order generally provides that during the winding-up period the Trustees shall vote (or enter into or decline to enter into binding agreements to vote) the Common Voting Shares held by the Trust as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. In the absence of instructions from a vote under the Scripps Family Agreement and the Order, the Trustees may vote the Common Voting Shares in the manner they determine, in their discretion, to be in the best interests of the Trust beneficiaries, so long as the vote does not relate to a change of control transaction. If the vote relates to a change of control transaction, the Trustees will not vote the Common Voting Shares held by the Trust in the absence of such instructions.

After the Common Voting Shares are distributed from the Trust, the provisions of the Scripps Family Agreement will fully govern the transfer and voting of the Common Voting Shares held by the Signatories, and the terms of the Order will cease to apply.

Section 9 of the Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a “Required Meeting”). At each Required Meeting, the Company will discuss with the Signatories, each matter, including election of directors, that the Company will submit to the holders of Common Shares at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him or her on each matter brought for a vote at the Required Meeting. Each Signatory will be bound by the decision reached by majority vote with respect to each such matter, and at the related annual or special meeting of the shareholders of the Company each Signatory will vote his or her Common Voting Shares in accordance with the decisions reached at the Required Meeting of the Signatories.

The table below is based on information provided by the Signatories and sets forth: (i) the number of Common Voting Shares and Class A Common Shares beneficially owned by each Signatory, excluding shares held by the Trust, (ii) the aggregate number of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory, including the 10,693,333 Common Voting Shares held by the Trust, and (iii) the percentage of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory. Except as otherwise noted in the table, each Signatory has (x) sole voting power (to the extent such shares are entitled to vote) with respect to the Class A Common Shares listed under column (i), (y) sole dispositive power with respect to the Common Voting Shares and Class A Common Shares listed under column (i), and (z) shared voting power with respect to the Common Voting Shares listed under column (ii). Each Common Voting Share is convertible at no cost and at any time into one Class A Common Share on a one-for-one basis, subject to the provisions of the Scripps Family Agreement. The aggregate number and percentage of Class A Common Shares (columns (ii) and (iii)) assumes the conversion of all Common Voting Shares to Class A Common Shares beneficially owned by the Signatory and/or Trust, as applicable. The percentages of Common Voting Shares and Class A Common Shares are based on 43,024,744 and 11,932,735 of our Class A Common Shares and Common Voting Shares, respectively, outstanding as of October 31, 2012, as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

	(i) Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Excluding Trust Shares)		(ii) Aggregate Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Including All Common Voting Shares Held by Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
Name	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares

Virginia S. Vasquez	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Rebecca Scripps Brickner (1)	-0-	266	10,693,333	10,693,599	89.6%	19.9%
Estate of Robert P. Scripps, Jr.	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Edward W. Scripps, Jr. (2)	-0-	37,556	10,693,333	10,730,889	89.6%	20.0%
Corina S. Granado	-0-	134	10,693,333	10,693,467	89.6%	19.9%
Jimmy R. Scripps	-0-	133	10,693,333	10,693,466	89.6%	19.9%
Mary Ann S. Sanchez	-0-	134	10,693,333	10,693,467	89.6%	19.9%
Margaret E. Scripps (Klenzing)	-0-	200	10,693,333	10,693,533	89.6%	19.9%
William H. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Marilyn J. Scripps (Wade)	-0-	10,000	10,693,333	10,703,333	89.6%	19.9%
Adam R. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
William A. Scripps	-0-	133	10,693,333	10,693,466	89.6%	19.9%
Gerald J. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Charles E. Scripps, Jr.	-0-	1,750	10,693,333	10,695,083	89.6%	19.9%
Eli W. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Jonathan L. Scripps	-0-	33	10,693,333	10,693,366	89.6%	19.9%
Peter M. Scripps (3)	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Barbara Victoria Scripps Evans (4)	805,932	-0-	11,499,265	11,499,265	96.4%	21.1%
Molly E. McCabe	-0-	100	10,693,333	10,693,433	89.6%	19.9%
John P. Scripps Trust FBO Peter M. Scripps U/A dated 2/10/77	232,678	-0-	10,926,011	10,926,011	91.6%	20.3%
John P. Scripps Trust FBO Paul K. Scripps U/A dated 2/10/77	232,678	-0-	10,926,011	10,926,011	91.6%	20.3%
John P. Scripps Trust Exempt Trust U/A dated 2/10/77	32,921	-0-	10,726,254	10,726,254	89.9%	20.0%
John P. Scripps Trust FBO Barbara Scripps Evans U/A dated 2/10/77	232,678	-0-	10,926,011	10,926,011	91.6%	20.3%
John Peter Scripps 1983 Trust	11,546	-0-	10,704,879	10,704,879	89.7%	19.9%
The Marital Trust of the La Dow Family Trust	266,771	-0-	10,960,104	10,960,104	91.8%	20.3%
Anne M. La Dow Trust U/A dated 10/27/2011	39,552	-0-	10,732,885	10,732,885	89.9%	20.0%

The La Dow Family Trust U/A dated 6/29/2004 (5)	271,237	-0-	10,964,570	10,964,570	91.9%	20.3%
John P. Scripps Trust FBO John Peter Scripps U/A dated 12/28/84	22,520	-0-	10,715,853	10,715,853	89.8%	19.9%
John P. Scripps Trust FBO Ellen McRae Scripps U/A dated 12/28/84	22,520	-0-	10,715,853	10,715,853	89.8%	19.9%
John P. Scripps Trust FBO Douglas A. Evans U/A dated 12/24/84	22,520	-0-	10,715,853	10,715,853	89.8%	19.9%
Douglas A. Evans 1983 Trust	11,546	-0-	10,704,879	10,704,879	89.7%	19.9%
Ellen McRae Scripps 1983 Trust	11,546	-0-	10,704,879	10,704,879	89.7%	19.9%
Victoria S. Evans Trust U/A dated 5/19/2004	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Peter M. Scripps Trust U/A dated 11/13/2002	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994	-0-	38,963	10,693,333	10,732,296	89.6%	20.0%
Thomas S. Evans Irrevocable Trust U/A dated 11/13/2012	40,911	-0-	10,734,244	10,734,244	90.0%	20.0%
Thomas S. Evans	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Douglas A. Evans	6,818	-0-	10,700,151	10,700,151	89.7%	19.9%
Julia Scripps Heidt	-0-	10,728	10,693,333	10,704,061	89.6%	19.9%
Paul K. Scripps (6)	799,087	132,856	11,492,420	11,625,276	96.3%	21.3%
Charles Kyne McCabe	-0-	200	10,693,333	10,693,533	89.6%	19.9%
Peter R. La Dow (7)	1,002,192	-0-	11,695,525	11,695,525	98.0%	21.4%
J. Sebastian Scripps (8)	-0-	300	10,693,333	10,693,633	89.6%	19.9%
Anne M. La Dow (9)	39,552	-0-	10,732,885	10,732,885	89.9%	20.0%
Wendy E. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Nackey E. Scagliotti (10)	10,693,333	13,158,413	10,693,333	23,851,746	89.6%	44.4%
Cynthia J. Scripps	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Edith L. Tomasko	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Mary McCabe Peirce (11)	10,693,333	13,176,357	10,693,333	23,869,690	89.6%	44.3%
Elizabeth A. Logan	-0-	-0-	10,693,333	10,693,333	89.6%	19.9%
Eva Scripps Attal	-0-	133	10,693,333	10,693,466	89.6%	19.9%
John P. Scripps	23,865	66	10,717,198	10,717,264	89.8%	19.9%
Eaton M. Scripps	-0-	39,718	10,693,333	10,733,051	89.6%	20.0%
Megan Scripps Tagliaferri	-0-	100	10,693,333	10,693,433	89.6%	19.9%
Ellen McRae Scripps	23,866	66	10,717,199	10,717,265	89.8%	19.9%

(1)	Includes 66 shares held by an immediate family member.

(2)	Class A Common Share holdings consist only of currently exercisable options to purchase 37,556 shares.

(3)	Includes shares held by the Peter M. Scripps Trust under agreement dated 11/13/2002, of which the Reporting Person is the trustee. Such trust is also listed as a separate Reporting Person above.

(4)
Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is a co-trustee with Peter R. La Dow and Paul K. Scripps, and (b)(i) the Douglas A. Evans 1983 Trust, (ii) the John P. Scripps Trust FBO Douglas A. Evans under agreement dated 12/28/1984, (iii) the Victoria S. Evans Trust under agreement dated 5/19/2004, and (iv) the Thomas S. Evans Irrevocable Trust under agreement dated 6/29/2004, of which the Reporting Person is the trustee. Such trusts are also listed as separate Reporting Persons above.

(5)
Includes shares held by the Survivor's Trust of the La Dow Family Trust under agreement dated 6/29/2004 and the Marital Trust of the La Dow Family Trust under agreement dated 6/29/2004. The Marital Trust is also listed as a separate Reporting Person above. Peter R. La Dow is the trustee of all of these trusts.

(6)
Class A Common Share holdings include currently exercisable options to purchase 93,893 shares. Class A Shares and Common Voting Shares also include shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is a co-trustee with Ms. Evans and Mr. La Dow, and (b)(i) the John Peter Scripps 1983 Trust, (ii) the Ellen McRae Scripps 1983 Trust, (iii) the John P. Scripps FBO Ellen McRae Scripps under agreement dated 12/28/1984, (iv) the John P. Scripps Trust FBO John Peter Scripps under agreement dated 12/28/1984, and (v) the Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994, of which the Reporting Person is trustee. Such trusts are also listed as separate Reporting Persons above.

(7)
Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is a co-trustee with Ms. Evans and Mr. P. K. Scripps, and (b)(i) the Marital Trust of the La Dow Family Trust, and (ii) the La Dow Family Trust (excluding shares already accounted for held in the Marital Trust of the La Dow Family Trust), of which the Reporting Person is the trustee. Such trusts are also listed as separate Reporting Persons above.

(8)	Includes 200 shares held by immediate family members.

(9)	Includes shares held by the Anne M. La Dow Trust under agreement dated 10/27/2011, of which the Reporting Person is trustee. Such trust is also listed as a separate Reporting Person above.

(10)
Class A Common Share holdings include (a) currently exercisable options to purchase 37,556 shares, (b) 56,783 shares held directly and (c) 13,064,074 shares held by the Trust, of which the Reporting Person is a co-trustee.

(11)
Class A Common Share holdings include (a) currently exercisable options to purchase 104,000 shares, (b) 8,283 shares held directly and (c) 13,064,074 shares held by the Trust, of which the Reporting Person is a co-trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller
(Principal Accounting Officer)
Dated: January 28, 2013